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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               OCTOBER 24, 2002                                  0-31267
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Date of Report (Date of earliest event reported)          Commission File Number


                             IWT TESORO CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                                               91-2048019
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

                                5 WICKS EBD LANE
                            WILTON, CONNECTICUT 06897
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 858-9951
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

APPLICATION FOR LISTING ON THE OVER THE COUNTER BULLETIN BOARD.

We expect a market maker will file a Form 211 for the Company's common stock to be listed on the Over the Counter Bulletin Board with the National Association of Securities Dealers ("NASD"). We make no assurances, however, that the NASD will approve the application or if approved, that our common stock will trade at a price indicative of what we believe its value to be.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2002                     IWT TESORO CORPORATION


                                            /s/ Henry J. Boucher, Jr., President
                                            ------------------------------------
                                            By: Henry J. Boucher, Jr., President


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